Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Six Months Ended June 30, 2025

                                  Second Quarter 2025 Highlights

●	Revenue of $341.4 million, a 0.6% improvement compared to the second quarter of 2024
●	Average day rate of $23,166 per day, an improvement of $2,036 per day, or 9.6%, compared to the second quarter of 2024
●	Net income of $72.9 million and Adjusted EBITDA of $163.0 million
●	Net Income and Adjusted EBITDA were favorably impacted by the $11.7 million foreign exchange gain due to the weakening of the U.S. dollar
●	Net cash provided by operating activities of $85.4 million and free cash flow of $97.5 million

                                 Share Repurchase Program and 2025 Guidance

●	Share count was reduced by 1.4 million shares during the second quarter through repurchases of $50.8 million at an average price of $36.80 per share
●	Board of Directors authorizes new share repurchase program of $500 million
●	Reiterating 2025 revenue guidance of $1.32 to $1.38 billion and 2025 gross margin guidance of 48% to 50%

HOUSTON, August 4, 2025 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2025 of $341.4 million and $674.9 million, respectively, compared with $339.2 million and $660.4 million, respectively, for the three and six months ended June 30, 2024. Tidewater's net income for the three and six months ended June 30, 2025, was $72.9 million ($1.46 per common share) and $115.6 million ($2.27 per common share), respectively, compared with net income of was $50.4 million ($0.94 per common share) and $97.4 million ($1.83 per common share), respectively, for the three and six months ended June 30, 2024.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The second quarter of 2025 exceeded our expectations as vessel up-time continued to drive revenue and margin performance, delivering revenue of $341.4 million and the third consecutive quarter with a gross margin above 50.0%, coming in at 50.1%. The average day rate for the quarter marked another record at $23,166, up over $860 per day sequentially, with particular strength in our largest classes of AHTS and PSVs, as we continued to benefit from the fleet rolling on to higher day rate contracts and continued strength in leading edge rates. Free cash flow of $97.5 million also continued to demonstrate the free cash flow generation capability of our fleet.

“As the business continues to demonstrate its profitability around the world, and as we have become comfortable that such profitability is sustainable, we have reversed the valuation allowance we had previously put on the U.S. net operating losses we generated during earlier periods. This resulted in a one-time, non-cash increase in net income of $27.0 million.

“Subsequent to the end of the second quarter, we executed a refinancing transaction that achieved our target of establishing a long term, unsecured debt capital structure along with a sizable revolving credit facility. The proceeds of the $650.0 million senior unsecured notes offering completed in July substantially went to the redemption of our previously outstanding Nordic bonds and term loan facility. The new notes have a five-year maturity with no required amortization. Further, in connection with the refinancing transaction, we entered into a $250.0 million revolving credit facility, which as of today is undrawn, which will allow us to comfortably reduce our level of cash on hand.

“In addition to the balance sheet strength and financial flexibility the new financing package provides, the opportunity for shareholder returns has been substantially increased, allowing for a larger allocation of free cash flow for shareholder returns. Consequently, we are pleased to announce that our Board of Directors has authorized a new share repurchase program of $500 million.

“The commodity price volatility and macroeconomic uncertainty that we observed in the first half of the year, and that we expected to subside as we progressed into the back half of the year, has continued to persist. We remain confident in maintaining our full year guidance for 2025, but this uncertainty has brought down our expectations for the second half of the year. We are comfortable reiterating our 2025 guidance of $1.32 billion to $1.38 billion of revenue and gross margin guidance of 48% to 50% due to the strong first half of the year and that, as of today, 93% of our revenue guidance is covered by completed and contracted future revenue for the full year. We remain unaware of any project cancellations and remain optimistic about the intermediate to long-term prospects for offshore vessel activity.

“Our performance this year would not be possible without the dedication of our employees to operational excellence. A large part of our better than anticipated performance for the quarter was due to increased vessel uptime and lower operational costs, which is the direct result of the focus and diligence of our more than 7,700 offshore and onshore staff. To our employees, thank you for your attention to the details and operational standards that continue to make Tidewater’s operations safe and reliable for your fellow employees and our customers.”

In addition to the number of outstanding shares, as of June 30, 2025, the Company also has the following in-the-money warrants.

Common shares outstanding	49,481,018
New Creditor Warrants (strike price $0.001 per common share)	76,175
GulfMark Creditor Warrants (strike price $0.01 per common share)	72,984
Total	49,630,177

Tidewater will hold a conference call to discuss results for the three months ending June 30, 2025 on August 5, 2025, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 8745688 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on August 5, 2025. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at June 30, 2025 and December 31, 2024; the Condensed Consolidated Income Statements and Condensed Consolidated Statements of Equity for the three and six months ended June 30, 2025 and 2024; and the Consolidated Statements of Cash Flows for the six months ended June 30, 2025 and 2024. Extracts are drawn from the June 30, 2025 unaudited quarterly and December 31, 2024 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenues:
Vessel revenues	$336,858	$337,003	$667,557	$655,689
Other operating revenues	4,573	2,227	7,318	4,705
Total revenues	341,431	339,230	674,875	660,394
Costs and expenses:
Vessel operating costs	167,354	176,513	332,333	344,069
Costs of other operating revenues	3,108	816	4,538	1,966
General and administrative	31,213	26,329	60,307	51,658
Depreciation and amortization	64,314	59,445	129,746	115,715
Gain on asset dispositions, net	(5,480)	(2,000)	(8,018)	(13,039)
Total costs and expenses	260,509	261,103	518,906	500,369
Operating income	80,922	78,127	155,969	160,025
Other income (expense):
Foreign exchange gain (loss)	11,703	(2,376)	19,272	(6,461)
Equity in net earnings of unconsolidated companies	—	5	—	—
Interest income and other, net	2,103	1,175	4,260	2,658
Interest and other debt costs, net	(16,442)	(19,127)	(32,786)	(38,603)
Total other expense	(2,636)	(20,323)	(9,254)	(42,406)
Income before income taxes	78,286	57,804	146,715	117,619
Income tax expense	5,584	7,887	31,693	20,957
Net income	72,702	49,917	115,022	96,662
Less: Net loss attributable to noncontrolling interests	(228)	(437)	(561)	(718)
Net income attributable to Tidewater Inc.	$72,930	$50,354	$115,583	$97,380
Basic income per common share	$1.47	$0.96	$2.29	$1.85
Diluted income per common share	$1.46	$0.94	$2.27	$1.83
Weighted average common shares outstanding	49,674	52,684	50,583	52,502
Dilutive effect of warrants, restricted stock units and stock options	337	663	350	640
Adjusted weighted average common shares	50,011	53,347	50,933	53,142

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$369,405	$324,918
Restricted cash	21	2,032
Trade and other receivables, net of allowance for credit losses of $3,031 and $3,184 at June 30, 2025 and December 31, 2024, respectively	316,491	323,805
Marine operating supplies	24,467	34,319
Prepaid expenses and other current assets	14,123	13,588
Total current assets	724,507	698,662
Net properties and equipment	1,132,114	1,184,282
Deferred drydocking and survey costs	165,659	152,550
Indemnification assets	11,158	11,946
Other assets	40,934	27,464
Total assets	$2,074,372	$2,074,904

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$48,715	$71,385
Accrued expenses	131,305	129,894
Current portion of long-term debt	93,366	65,386
Other current liabilities	69,688	64,948
Total current liabilities	343,074	331,613
Long-term debt	531,874	571,710
Other liabilities	63,197	60,396

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 49,481,018 and 51,461,472 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	50	52
Additional paid-in-capital	1,656,626	1,656,830
Accumulated deficit	(524,235)	(548,831)
Accumulated other comprehensive loss	7,273	6,060
Total stockholders' equity	1,139,714	1,114,111
Noncontrolling interests	(3,487)	(2,926)
Total equity	1,136,227	1,111,185
Total liabilities and equity	$2,074,372	$2,074,904

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income	$72,702	$49,917	$115,022	$96,662
Other comprehensive income (loss):
Unrealized gain on note receivable	—	73	—	153
Change in liability of pension plans	666	(220)	1,213	(357)
Total comprehensive income	$73,368	$49,770	$116,235	$96,458

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Six Months	Six Months
	Ended	Ended
	June 30, 2025	June 30, 2024
Cash flows from operating activities:
Net income	$115,022	$96,662
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	75,923	78,191
Amortization of deferred drydocking and survey costs	53,823	37,524
Amortization of debt premiums and discounts	2,956	3,593
Amortization of below market contracts	(698)	(2,856)
Deferred income taxes provision (benefit)	(15,420)	32
Gain on asset dispositions, net	(8,018)	(13,039)
Stock-based compensation expense	7,548	6,226
Changes in assets and liabilities:
Trade and other receivables	7,314	(12,146)
Accounts payable	(22,670)	15,809
Accrued expenses	(223)	10,648
Deferred drydocking and survey costs	(67,077)	(80,101)
Other, net	22,926	(7,133)
Net cash provided by operating activities	171,406	133,410
Cash flows from investing activities:
Proceeds from asset dispositions	11,084	14,817
Proceeds from sale of notes	660	702
Additions to properties and equipment	(15,492)	(17,334)
Net cash used in investing activities	(3,748)	(1,815)
Cash flows from financing activities:
Proceeds from issuance of shares	—	2
Principal payments on long-term debt	(26,541)	(26,507)
Purchase of common stock	(90,089)	(32,898)
Debt issuance costs	—	(193)
Share based awards reacquired to pay taxes	(7,752)	(28,463)
Net cash used in financing activities	(124,382)	(88,059)
Net change in cash, cash equivalents and restricted cash	43,276	43,536
Cash, cash equivalents and restricted cash at beginning of period	329,031	277,965
Cash, cash equivalents and restricted cash at end of period	$372,307	$321,501

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$29,499	$30,546
Income taxes	$32,653	$33,084
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$10,727	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$11,479	$—

Note:  Cash, cash equivalents and restricted cash at June 30, 2025 includes $2.9 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at March 31, 2025	$51	$1,652,856	$(545,890)	$6,607	$(3,259)	$1,110,365
Total comprehensive income (loss)	—	—	72,930	666	(228)	73,368
Repurchase and retirement of common stock	(1)	—	(51,275)	—	—	(51,276)
Amortization of share-based awards	—	3,770	—	—	—	3,770
Balance at June 30, 2025	$50	$1,656,626	$(524,235)	$7,273	$(3,487)	$1,136,227

Balance at March 31, 2024	$53	$1,646,061	$(594,347)	$5,209	$(1,823)	$1,055,153
Total comprehensive income (loss)	—	—	50,354	(147)	(437)	49,770
Issuance of common stock	—	2	—	—	—	2
Repurchase and retirement of common stock	(1)	—	(29,397)	—	—	(29,398)
Amortization of share-based awards	—	3,460	—	—	—	3,460
Balance at June 30, 2024	$52	$1,649,523	$(573,390)	$5,062	$(2,260)	$1,078,987

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	115,583	1,213	(561)	116,235
Repurchase and retirement of common stock	(2)	—	(90,987)	—	—	(90,989)
Amortization of share-based awards	—	(204)	—	—	—	(204)
Balance at June 30, 2025	$50	$1,656,626	$(524,235)	$7,273	$(3,487)	$1,136,227

Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697
Total comprehensive income (loss)	—	—	97,380	(204)	(718)	96,458
Issuance of common stock	1	1	—	—	—	2
Repurchase and retirement of common stock	(1)	—	(32,932)	—	—	(32,933)
Amortization of share-based awards	—	(22,237)	—	—	—	(22,237)
Balance at June 30, 2024	$52	$1,649,523	$(573,390)	$5,062	$(2,260)	$1,078,987

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
Vessel revenues:
Americas	$68,758	20%	$73,142	22%	$123,610	19%	$137,083	21%
Asia Pacific	45,696	14%	55,221	16%	93,924	14%	103,002	16%
Middle East	40,215	12%	36,536	11%	83,517	12%	74,468	11%
Europe/Mediterranean	99,280	29%	83,266	25%	177,485	27%	163,647	25%
West Africa	82,909	25%	88,838	26%	189,021	28%	177,489	27%
Total vessel revenues	$336,858	100%	$337,003	100%	$667,557	100%	$655,689	100%
Vessel operating costs:
Crew costs	$99,476	30%	$106,231	31%	$196,589	30%	$208,583	32%
Repair and maintenance	23,937	7%	24,743	7%	45,891	7%	46,091	7%
Insurance	1,640	1%	2,625	1%	4,674	1%	5,205	1%
Fuel, lube and supplies	15,107	4%	15,562	5%	29,485	4%	32,880	5%
Other	27,194	8%	27,352	8%	55,694	8%	51,310	7%
Total vessel operating costs	167,354	50%	176,513	52%	332,333	50%	344,069	52%
Vessel operating margin (A)	$169,504	50%	$160,490	48%	$335,224	50%	$311,620	48%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
Vessel operating profit:
Americas	$20,242	6%	$20,148	6%	$25,137	4%	$30,274	5%
Asia Pacific	11,778	3%	16,931	5%	25,458	4%	31,778	5%
Middle East	3,894	1%	(1,842)	(1)%	12,457	2%	(313)	(0)%
Europe/Mediterranean	29,227	9%	15,129	4%	36,605	5%	29,886	4%
West Africa	26,017	8%	37,739	11%	77,630	12%	78,749	12%
Other operating profit	1,465	0%	1,411	1%	2,780	0%	2,739	0%
	92,623	27%	89,516	26%	180,067	27%	173,113	26%

Corporate expenses (A)	(17,181)	(5)%	(13,389)	(4)%	(32,116)	(5)%	(26,127)	(4)%
Gain on asset dispositions, net	5,480	2%	2,000	1%	8,018	1%	13,039	2%
Operating income	$80,922	24%	$78,127	23%	$155,969	23%	$160,025	24%

Note (A):  General and administrative expenses for the three and six months ended June 30, 2025 include stock-based compensation of $4.0 million and $7.5 million, respectively. General and administrative expenses for the three and six months ended June 30, 2024 include stock-based compensation of $3.4 million and $6.2 million, respectively. In addition, vessel operating and general and administrative costs for the three and six months ended June 30, 2025, include $0.3 and $0.3 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and six months ended June 30, 2024, include nil and $0.7 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Revenues:
Vessel revenues	$336,858	$330,699	$343,463	$338,485	$337,003
Other operating revenues	4,573	2,745	1,622	1,871	2,227
Total revenues	341,431	333,444	345,085	340,356	339,230
Costs and expenses:
Vessel operating costs (A)	167,354	164,979	170,384	178,654	176,513
Costs of other operating revenue	3,108	1,430	688	901	816
General and administrative (A)	31,213	29,094	30,688	28,471	26,329
Depreciation and amortization	64,314	65,432	64,620	62,435	59,445
Gain on asset dispositions, net	(5,480)	(2,538)	(2,672)	(51)	(2,000)
Total operating costs and expenses	260,509	258,397	263,708	270,410	261,103
Operating income	80,922	75,047	81,377	69,946	78,127
Other income (expense):
Foreign exchange gain (loss)	11,703	7,569	(14,337)	5,522	(2,376)
Equity in net earnings of unconsolidated companies	—	—	—	—	5
Interest income and other, net	2,103	2,157	2,697	1,028	1,175
Interest and other debt costs, net	(16,442)	(16,344)	(16,742)	(17,622)	(19,127)
Total other expense	(2,636)	(6,618)	(28,382)	(11,072)	(20,323)
Income before income taxes	78,286	68,429	52,995	58,874	57,804
Income tax expense	5,584	26,109	16,376	12,883	7,887
Net income	72,702	42,320	36,619	45,991	49,917
Net loss attributable to noncontrolling interests	(228)	(333)	(286)	(380)	(437)
Net income attributable to Tidewater Inc.	$72,930	$42,653	$36,905	$46,371	$50,354
Basic income per common share	$1.47	$0.83	$0.71	$0.88	$0.96
Diluted income per common share	$1.46	$0.83	$0.70	$0.87	$0.94
Weighted average common shares outstanding	49,674	51,502	52,315	52,490	52,684
Dilutive effect of warrants, restricted stock units and stock options	337	176	514	593	663
Adjusted weighted average common shares	50,011	51,678	52,829	53,083	53,347

Vessel operating margin	$169,504	$165,720	$173,079	$159,831	$160,490

Note (A): Acquisition, restructuring and integration related costs	$340	$—	$978	$581	$—

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
ASSETS
Current assets:
Cash and cash equivalents	$369,405	$341,799	$324,918	$280,840	$315,897
Restricted cash	21	5,234	2,032	7,259	3,527
Trade and other receivables, net	316,491	312,904	323,805	293,085	280,498
Marine operating supplies	24,467	23,101	34,319	26,670	26,908
Prepaid expenses and other current assets	14,123	15,160	13,588	18,117	20,115
Total current assets	724,507	698,198	698,662	625,971	646,945
Net properties and equipment	1,132,114	1,163,758	1,184,282	1,220,056	1,253,583
Deferred drydocking and survey costs	165,659	169,326	152,550	160,944	148,657
Indemnification assets	11,158	11,114	11,946	12,216	10,920
Other assets	40,934	23,770	27,464	27,944	29,643
Total assets	$2,074,372	$2,066,166	$2,074,904	$2,047,131	$2,089,748

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$48,715	$50,203	$71,385	$64,058	$60,740
Accrued expenses	131,305	133,000	129,894	117,878	133,149
Current portion of long-term debt	93,366	80,042	65,386	53,105	102,993
Other current liabilities	69,688	74,299	64,948	38,532	43,342
Total current liabilities	343,074	337,544	331,613	273,573	340,224
Long-term debt	531,874	555,994	571,710	597,352	607,998
Other liabilities	63,197	62,263	60,396	62,366	62,539

Equity:
Common stock	50	51	52	52	52
Additional paid-in-capital	1,656,626	1,652,856	1,656,830	1,653,027	1,649,523
Accumulated deficit	(524,235)	(545,890)	(548,831)	(541,191)	(573,390)
Accumulated other comprehensive income	7,273	6,607	6,060	4,592	5,062
Total stockholders' equity	1,139,714	1,113,624	1,114,111	1,116,480	1,081,247
Noncontrolling interests	(3,487)	(3,259)	(2,926)	(2,640)	(2,260)
Total equity	1,136,227	1,110,365	1,111,185	1,113,840	1,078,987
Total liabilities and equity	$2,074,372	$2,066,166	$2,074,904	$2,047,131	$2,089,748

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Cash flows from operating activities:
Net income	$72,702	$42,320	$36,619	$45,991	$49,917
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	36,909	39,014	38,736	39,239	39,380
Amortization of deferred drydocking and survey costs	27,405	26,418	25,884	23,196	20,065
Amortization of debt premiums and discounts	1,455	1,501	1,612	1,536	1,779
Amortization of below market contracts	(347)	(351)	(1,071)	(1,073)	(1,650)
Deferred income taxes provision (benefit)	(17,767)	2,347	(2,863)	24	(41)
Gain on asset dispositions, net	(5,480)	(2,538)	(2,672)	(51)	(2,000)
Stock-based compensation expense	4,057	3,491	3,886	3,569	3,460
Changes in assets and liabilities:
Trade and other receivables	(3,587)	10,901	(30,720)	(12,587)	5,470
Accounts payable	(1,488)	(21,182)	7,327	3,318	8,966
Accrued expenses	(3,329)	3,106	12,016	(15,271)	4,048
Deferred drydocking and survey costs	(23,738)	(43,339)	(17,674)	(35,483)	(40,083)
Other, net	(1,359)	24,285	20,223	(3,272)	(10,666)
Net cash provided by operating activities	85,433	85,973	91,303	49,136	78,645
Cash flows from investing activities:
Proceeds from asset dispositions	7,268	3,816	4,470	51	2,354
Proceeds from sale of notes	60	600	5,846	1,506	702
Additions to properties and equipment	(5,226)	(10,266)	(4,534)	(5,712)	(6,392)
Net cash provided by (used in) investing activities	2,102	(5,850)	5,782	(4,155)	(3,336)
Cash flows from financing activities:
Exercise of warrants	—	—	2	—	2
Principal payments on long-term debt	(14,041)	(12,500)	(14,023)	(62,500)	(14,007)
Purchase of common stock	(50,814)	(39,275)	(44,103)	(13,741)	(29,397)
Debt issuance costs	—	—	(20)	—	(58)
Share based awards reacquired to pay taxes	(287)	(7,465)	(86)	(65)	(1)
Net cash used in financing activities	(65,142)	(59,240)	(58,230)	(76,306)	(43,461)
Net change in cash, cash equivalents and restricted cash	22,393	20,883	38,855	(31,325)	31,848
Cash, cash equivalents and restricted cash at beginning of period	349,914	329,031	290,176	321,501	289,653
Cash, cash equivalents and restricted cash at end of period	$372,307	$349,914	$329,031	$290,176	$321,501

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$11,994	$17,505	$12,816	$23,535	$14,925
Income taxes	$17,505	$15,148	$11,268	$12,557	$17,481
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$1,629	$9,098	$—	$—	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$1,767	$9,712	$—	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$26,874	$23,243	$24,158	$27,192	$31,400
PSV < 900	27,734	21,146	26,743	26,926	28,010
AHTS > 16K	5,243	3,958	2,969	6,249	7,228
AHTS 8 - 16K	1,110	1,242	930	908	2,002
AHTS 4 - 8K	4,153	1,752	1,726	351	219
Other	3,644	3,511	3,714	2,980	4,283
Total	68,758	54,852	60,240	64,606	73,142
Asia Pacific fleet:
PSV > 900	20,878	20,457	18,881	19,535	21,578
PSV < 900	11,194	15,311	16,101	17,214	14,402
AHTS > 16K	11,655	8,792	10,851	12,358	7,815
AHTS 8 - 16K	1,804	2,394	2,836	4,640	7,874
AHTS 4 - 8K	—	1,108	2,020	2,182	1,269
Other	165	166	354	354	2,283
Total	45,696	48,228	51,043	56,283	55,221
Middle East fleet:
PSV > 900	599	1,446	1,485	1,387	1,359
PSV < 900	18,849	22,494	21,962	19,909	19,963
AHTS > 16K	—	—	—	—	(3)
AHTS 8 - 16K	5,175	3,474	3,425	3,450	3,163
AHTS 4 - 8K	15,592	15,888	13,900	12,201	12,054
Total	40,215	43,302	40,772	36,947	36,536
Europe/Mediterranean fleet:
PSV > 900	78,778	64,207	66,380	66,808	64,875
PSV < 900	15,739	11,763	15,287	13,679	13,290
AHTS > 16K	4,266	1,669	1,378	3,790	4,057
Other	497	566	1,064	1,048	1,044
Total	99,280	78,205	84,109	85,325	83,266
West Africa fleet:
PSV > 900	19,600	30,203	28,064	17,012	20,044
PSV < 900	24,815	37,021	44,047	41,367	32,601
AHTS > 16K	9,934	10,172	9,602	8,916	8,065
AHTS 8 - 16K	21,725	20,775	17,898	18,453	18,466
AHTS 4 - 8K	1,457	2,086	3,185	3,100	2,827
Other	5,378	5,855	4,503	6,476	6,835
Total	82,909	106,112	107,299	95,324	88,838
Worldwide fleet:
PSV > 900	146,729	139,556	138,968	131,934	139,256
PSV < 900	98,331	107,735	124,140	119,095	108,266
AHTS > 16K	31,098	24,591	24,800	31,313	27,162
AHTS 8 - 16K	29,814	27,885	25,089	27,451	31,505
AHTS 4 - 8K	21,202	20,834	20,831	17,834	16,369
Other	9,684	10,098	9,635	10,858	14,445
Total	$336,858	$330,699	$343,463	$338,485	$337,003

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	11	10	10	10	11
PSV < 900	16	16	16	17	17
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	1	1	1	2
AHTS 4 - 8K	2	2	2	2	2
Other	2	2	2	2	1
Total	34	33	33	34	35
Stacked vessels	(2)	(1)	—	—	—
Active vessels	32	32	33	34	35
Asia Pacific fleet:
PSV > 900	9	9	9	9	9
PSV < 900	5	5	5	5	5
AHTS > 16K	3	3	3	3	3
AHTS 8 - 16K	2	2	2	2	3
AHTS 4 - 8K	1	1	1	1	1
Other	—	—	—	—	1
Total	20	20	20	20	22
Stacked vessels	—	—	—	—	—
Active vessels	20	20	20	20	22
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	17	17	17	17
Total	43	43	43	43	43
Stacked vessels	—	—	—	—	—
Active vessels	43	43	43	43	43
Europe/Mediterranean fleet:
PSV > 900	39	39	39	40	39
PSV < 900	9	9	9	9	9
AHTS > 16K	2	2	2	2	2
Total	50	50	50	51	50
Stacked vessels	—	—	—	—	—
Active vessels	50	50	50	51	50
West Africa fleet:
PSV > 900	9	10	10	9	9
PSV < 900	19	20	20	19	19
AHTS > 16K	4	4	4	4	4
AHTS 8 - 16K	14	13	13	13	11
AHTS 4 - 8K	2	2	3	3	4
Other	21	22	20	20	20
Total	69	71	70	68	67
Stacked vessels	(4)	(6)	—	-	(1)
Active vessels	65	65	70	68	66
Worldwide fleet:
PSV > 900	69	69	69	69	69
PSV < 900	69	70	70	70	70
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	22	21	21	21	21
AHTS 4 - 8K	22	22	23	23	24
Other	23	24	22	22	22
Total	216	217	216	216	217
Stacked vessels	(6)	(7)	—	—	(1)
Active vessels	210	210	216	216	216

Total active	210	210	216	216	216
Total stacked	6	7	—	—	1
Total	216	217	216	216	217

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	947	900	920	920	960
PSV < 900	1,493	1,432	1,472	1,531	1,547
AHTS > 16K	182	180	184	184	182
AHTS 8 - 16K	91	90	92	92	182
AHTS 4 - 8K	182	180	184	184	182
Other	179	180	184	184	123
Total	3,074	2,962	3,036	3,095	3,176
Asia Pacific fleet:
PSV > 900	819	810	828	828	819
PSV < 900	455	450	460	460	455
AHTS > 16K	273	270	276	276	273
AHTS 8 - 16K	182	180	184	221	273
AHTS 4 - 8K	65	90	92	92	91
Other	3	—	—	—	59
Total	1,797	1,800	1,840	1,877	1,970
Middle East fleet:
PSV > 900	91	90	92	92	91
PSV < 900	1,820	1,800	1,840	1,840	1,820
AHTS 8 - 16K	455	450	460	460	455
AHTS 4 - 8K	1,547	1,530	1,564	1,564	1,547
Total	3,913	3,870	3,956	3,956	3,913
Europe/Mediterranean fleet:
PSV > 900	3,569	3,510	3,588	3,680	3,590
PSV < 900	812	810	828	828	819
AHTS > 16K	182	180	184	184	182
Total	4,563	4,500	4,600	4,692	4,591
West Africa fleet:
PSV > 900	853	900	920	828	819
PSV < 900	1,699	1,800	1,840	1,781	1,729
AHTS > 16K	364	360	368	368	364
AHTS 8 - 16K	1,247	1,180	1,196	1,159	1,001
AHTS 4 - 8K	182	180	235	276	330
Other	1,905	1,941	1,840	1,840	1,820
Total	6,250	6,361	6,399	6,252	6,063
Worldwide fleet:
PSV > 900	6,279	6,210	6,348	6,348	6,279
PSV < 900	6,279	6,292	6,440	6,440	6,370
AHTS > 16K	1,001	990	1,012	1,012	1,001
AHTS 8 - 16K	1,975	1,900	1,932	1,932	1,911
AHTS 4 - 8K	1,976	1,980	2,075	2,116	2,150
Other	2,087	2,121	2,024	2,024	2,002
Total	19,597	19,493	19,831	19,872	19,713

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	182	82	15	—	—
Total	182	82	15	—	—
West Africa fleet:
AHTS 4 - 8K	91	49	—	—	57
Other	312	477	—	—	—
Total	403	526	—	—	57
Worldwide fleet:
PSV < 900	182	82	15	—	—
AHTS 4 - 8K	91	49	—	—	57
Other	312	477	—	—	—
Total	585	608	15	—	57

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	947	900	920	920	960
PSV < 900	1,311	1,350	1,457	1,531	1,547
AHTS > 16K	182	180	184	184	182
AHTS 8 - 16K	91	90	92	92	182
AHTS 4 - 8K	182	180	184	184	182
Other	179	180	184	184	123
Total	2,892	2,880	3,021	3,095	3,176
Asia Pacific fleet:
PSV > 900	819	810	828	828	819
PSV < 900	455	450	460	460	455
AHTS > 16K	273	270	276	276	273
AHTS 8 - 16K	182	180	184	221	273
AHTS 4 - 8K	65	90	92	92	91
Other	3	—	—	—	59
Total	1,797	1,800	1,840	1,877	1,970
Middle East fleet:
PSV > 900	91	90	92	92	91
PSV < 900	1,820	1,800	1,840	1,840	1,820
AHTS 8 - 16K	455	450	460	460	455
AHTS 4 - 8K	1,547	1,530	1,564	1,564	1,547
Total	3,913	3,870	3,956	3,956	3,913
Europe/Mediterranean fleet:
PSV > 900	3,569	3,510	3,588	3,680	3,590
PSV < 900	812	810	828	828	819
AHTS > 16K	182	180	184	184	182
Total	4,563	4,500	4,600	4,692	4,591
West Africa fleet:
PSV > 900	853	900	920	828	819
PSV < 900	1,699	1,800	1,840	1,781	1,729
AHTS > 16K	364	360	368	368	364
AHTS 8 - 16K	1,247	1,180	1,196	1,159	1,001
AHTS 4 - 8K	91	131	235	276	273
Other	1,593	1,464	1,840	1,840	1,820
Total	5,847	5,835	6,399	6,252	6,006
Worldwide fleet:
PSV > 900	6,279	6,210	6,348	6,348	6,279
PSV < 900	6,097	6,210	6,425	6,440	6,370
AHTS > 16K	1,001	990	1,012	1,012	1,001
AHTS 8 - 16K	1,975	1,900	1,932	1,932	1,911
AHTS 4 - 8K	1,885	1,931	2,075	2,116	2,093
Other	1,775	1,644	2,024	2,024	2,002
Total	19,012	18,885	19,816	19,872	19,656

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	87.0%	78.3%	77.4%	83.5%	92.2%
PSV < 900	63.6	53.0	74.2	76.5	80.3
AHTS > 16K	77.3	61.3	50.3	83.9	99.1
AHTS 8 - 16K	92.7	100.0	77.3	76.4	58.6
AHTS 4 - 8K	99.5	44.5	90.2	23.4	14.2
Other	83.5	91.8	72.4	69.2	99.4
Total	75.8%	64.4%	74.7%	75.4%	80.7%
Asia Pacific fleet:
PSV > 900	70.1%	67.7%	63.4%	63.2%	87.6%
PSV < 900	75.0	93.7	99.5	91.7	96.3
AHTS > 16K	88.5	66.7	75.4	81.8	65.3
AHTS 8 - 16K	34.4	64.1	64.9	58.8	80.8
AHTS 4 - 8K	—	56.2	100.0	91.7	78.5
Other	—	—	—	—	77.9
Total	67.9%	73.1%	76.2%	73.8%	84.9%
Middle East fleet:
PSV > 900	38.9%	100.0%	100.0%	100.0%	100.0%
PSV < 900	76.9	94.0	91.9	85.0	88.0
AHTS 8 - 16K	95.7	63.7	64.3	71.0	66.6
AHTS 4 - 8K	81.0	86.3	80.8	75.8	82.9
Total	79.8%	87.6%	84.5%	80.1%	83.8%
Europe/Mediterranean fleet:
PSV > 900	94.8%	88.0%	86.1%	86.1%	87.4%
PSV < 900	92.0	79.2	93.6	81.2	87.5
AHTS > 16K	69.1	49.8	32.3	52.0	46.4
Total	93.3%	84.9%	85.3%	83.9%	85.8%
West Africa fleet:
PSV > 900	70.1%	96.1%	88.8%	66.0%	78.4%
PSV < 900	52.4	68.5	80.9	80.0	79.2
AHTS > 16K	85.1	95.6	80.1	74.7	79.5
AHTS 8 - 16K	75.3	83.0	78.6	85.5	98.2
AHTS 4 - 8K	50.0	66.7	73.4	63.3	71.9
Other	40.5	43.0	40.8	49.6	49.5
Total	57.6%	68.8%	69.8%	69.2%	72.9%
Worldwide fleet:
PSV > 900	86.2%	85.3%	82.5%	80.3%	87.1%
PSV < 900	68.9	75.4	85.5	81.6	84.3
AHTS > 16K	81.7	73.1	64.7	74.2	73.2
AHTS 8 - 16K	77.0	77.5	73.9	78.6	84.4
AHTS 4 - 8K	77.2	79.4	81.6	70.3	75.2
Other	44.1	47.2	43.7	51.4	53.4
Total	74.1%	76.0%	77.6%	76.2%	80.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	87.0%	78.3%	77.4%	83.5%	92.2%
PSV < 900	72.4	56.2	75.0	76.5	80.3
AHTS > 16K	77.3	61.3	50.3	83.9	99.1
AHTS 8 - 16K	92.7	100.0	77.3	76.4	58.6
AHTS 4 - 8K	99.5	44.5	90.2	23.4	14.2
Other	83.5	91.8	72.4	69.2	99.4
Total	80.5%	66.3%	75.1%	75.4%	80.7%
Asia Pacific fleet:
PSV > 900	70.1%	67.7%	63.4%	63.2%	87.6%
PSV < 900	75.0	93.7	99.5	91.7	96.3
AHTS > 16K	88.5	66.7	75.4	81.8	65.3
AHTS 8 - 16K	34.4	64.1	64.9	58.8	80.8
AHTS 4 - 8K	—	56.2	100.0	91.7	78.5
Other	—	—	—	—	77.9
Total	67.9%	73.1%	76.2%	73.8%	84.9%
Middle East fleet:
PSV > 900	38.9%	100.0%	100.0%	100.0%	100.0%
PSV < 900	76.9	94.0	91.9	85.0	88.0
AHTS 8 - 16K	95.7	63.7	64.3	71.0	66.6
AHTS 4 - 8K	81.0	86.3	80.8	75.8	82.9
Total	79.8%	87.6%	84.5%	80.1%	83.8%
Europe/Mediterranean fleet:
PSV > 900	94.8%	88.0%	86.1%	86.1%	87.4%
PSV < 900	92.0	79.2	93.6	81.2	87.5
AHTS > 16K	69.1	49.8	32.3	52.0	46.4
Total	93.3%	84.9%	85.3%	83.9%	85.8%
West Africa fleet:
PSV > 900	70.1%	96.1%	88.8%	66.0%	78.4%
PSV < 900	52.4	68.5	80.9	80.0	79.2
AHTS > 16K	85.1	95.6	80.1	74.7	79.5
AHTS 8 - 16K	75.3	83.0	78.6	85.5	98.2
AHTS 4 - 8K	100.0	91.6	73.4	63.3	86.9
Other	48.4	57.0	40.8	49.6	49.5
Total	61.6%	75.0%	69.8%	69.2%	73.6%
Worldwide fleet:
PSV > 900	86.2%	85.3%	82.5%	80.3%	87.1%
PSV < 900	71.0	76.4	85.7	81.6	84.3
AHTS > 16K	81.7	73.1	64.7	74.2	73.2
AHTS 8 - 16K	77.0	77.5	73.9	78.6	84.4
AHTS 4 - 8K	80.9	81.4	81.6	70.3	77.2
Other	51.8	60.8	43.7	51.4	53.4
Total	76.4%	78.4%	77.7%	76.2%	80.7%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$32,617	$32,992	$33,907	$35,404	$35,490
PSV < 900	29,222	27,862	24,479	22,986	22,542
AHTS > 16K	37,252	35,888	32,095	40,478	40,088
AHTS 8 - 16K	13,151	13,796	13,079	12,925	18,771
AHTS 4 - 8K	22,943	21,889	10,399	8,167	8,453
Other	24,369	21,251	27,870	23,420	30,266
Total	29,526	28,733	26,563	27,676	28,317
Asia Pacific fleet:
PSV > 900	36,341	37,304	35,984	37,341	30,070
PSV < 900	32,803	36,309	35,192	40,805	32,875
AHTS > 16K	48,255	48,843	52,170	54,756	43,808
AHTS 8 - 16K	28,856	20,764	23,746	35,682	35,678
AHTS 4 - 8K	—	21,890	21,959	25,883	17,758
Other	—	—	—	—	43,350
Total	37,372	36,564	36,203	40,419	32,848
Middle East fleet:
PSV > 900	16,929	16,072	16,146	15,079	14,936
PSV < 900	13,469	13,301	12,981	12,730	12,466
AHTS 8 - 16K	11,889	12,112	11,575	10,558	10,440
AHTS 4 - 8K	12,443	12,026	11,006	10,291	9,404
Total	12,877	12,777	12,197	11,661	11,148
Europe/Mediterranean fleet:
PSV > 900	23,292	20,782	21,499	21,092	20,686
PSV < 900	21,061	18,337	19,727	20,347	18,543
AHTS > 16K	33,904	18,613	23,177	39,597	47,999
Total	23,275	20,405	21,249	21,484	20,950
West Africa fleet:
PSV > 900	32,777	34,924	34,334	31,118	31,231
PSV < 900	27,867	30,017	29,598	29,031	23,818
AHTS > 16K	32,082	29,568	32,557	32,453	27,861
AHTS 8 - 16K	23,123	21,204	19,033	18,627	18,784
AHTS 4 - 8K	16,010	17,387	18,462	17,755	11,915
Other	6,979	7,013	6,001	7,096	7,587
Total	23,035	24,244	24,038	22,044	20,093
Worldwide fleet:
PSV > 900	27,102	26,345	26,550	25,883	25,452
PSV < 900	22,722	22,697	22,550	22,666	20,170
AHTS > 16K	38,029	33,966	37,870	41,721	37,073
AHTS 8 - 16K	19,592	18,945	17,584	18,087	19,527
AHTS 4 - 8K	13,902	13,255	12,301	11,990	10,127
Other	10,147	9,746	9,691	9,410	11,968
Total	$23,166	$22,303	$22,236	$22,275	$21,130

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Americas
Vessel revenues	$68,758	$54,852	$60,240	$64,606	$73,142

Vessel operating costs:
Crew costs	19,652	17,440	18,519	21,646	23,318
Repair and maintenance	4,830	4,266	5,271	5,227	5,645
Insurance	351	571	506	571	463
Fuel, lube and supplies	2,215	2,617	2,954	3,165	2,994
Other	5,965	10,129	6,795	5,921	5,747
Total vessel operating costs	33,013	35,023	34,045	36,530	38,167

Vessel operating margin ($)	35,745	19,829	26,195	28,076	34,975
Vessel operating margin (%)	52.0%	36.2%	43.5%	43.5%	47.8%

Americas - Select operating statistics
Average vessels - Total fleet	34	33	33	34	35
Utilization - Total fleet	75.8%	64.4%	74.7%	75.4%	80.7%

Average vessels - Active fleet	32	32	33	34	35
Utilization - Active fleet	80.5%	66.3%	75.1%	75.4%	80.7%

Average day rates	$29,526	$28,733	$26,563	$27,676	$28,317

Vessels commencing drydocks	1	3	1	4	3

Deferred drydocking and survey costs - beginning balance	$28,443	$31,149	$33,812	$37,103	$31,698
Cash paid for deferred drydocking and survey costs	1,027	3,355	3,317	5,009	9,190
Amortization of deferred drydocking and survey costs	(5,338)	(5,916)	(5,980)	(5,621)	(5,704)
Disposals, intersegment transfers and other	1,476	(145)	—	(2,679)	1,919
Deferred drydocking and survey costs - ending balance	$25,608	$28,443	$31,149	$33,812	$37,103

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Asia Pacific
Vessel revenues	$45,696	$48,228	$51,043	$56,283	$55,221

Vessel operating costs:
Crew costs	18,518	20,331	21,954	24,685	23,023
Repair and maintenance	3,365	2,270	4,304	3,834	3,092
Insurance	176	324	319	327	278
Fuel, lube and supplies	1,789	1,767	2,002	2,560	2,335
Other	2,317	2,118	2,456	2,396	2,968
Total vessel operating costs	26,165	26,810	31,035	33,802	31,696

Vessel operating margin ($)	19,531	21,418	20,008	22,481	23,525
Vessel operating margin (%)	42.7%	44.4%	39.2%	39.9%	42.6%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	20	20	20	20	22
Utilization - Total fleet	67.9%	73.1%	76.2%	73.8%	84.9%

Average vessels - Active fleet	20	20	20	20	22
Utilization - Active fleet	67.9%	73.1%	76.2%	73.8%	84.9%

Average day rates	$37,372	$36,564	$36,203	$40,419	$32,848

Vessels commencing drydocks	2	4	—	2	2

Deferred drydocking and survey costs - beginning balance	$13,810	$10,418	$11,248	$8,744	$8,376
Cash paid for deferred drydocking and survey costs	2,487	7,253	1,138	4,069	1,602
Amortization of deferred drydocking and survey costs	(2,428)	(2,046)	(1,968)	(1,565)	(1,234)
Disposals, intersegment transfers and other	(407)	(1,815)	—	—	—
Deferred drydocking and survey costs - ending balance	$13,462	$13,810	$10,418	$11,248	$8,744

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Middle East
Vessel revenues	$40,215	$43,302	$40,772	$36,947	$36,536

Vessel operating costs:
Crew costs	13,302	13,280	13,509	13,071	13,540
Repair and maintenance	4,261	4,100	4,162	4,625	4,300
Insurance	343	529	488	510	464
Fuel, lube and supplies	3,250	2,039	2,599	2,842	2,274
Other	4,661	4,588	4,932	6,000	7,138
Total vessel operating costs	25,817	24,536	25,690	27,048	27,716

Vessel operating margin ($)	14,398	18,766	15,082	9,899	8,820
Vessel operating margin (%)	35.8%	43.3%	37.0%	26.8%	24.1%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	43	43	43
Utilization - Total fleet	79.8%	87.6%	84.5%	80.1%	83.8%

Average vessels - Active fleet	43	43	43	43	43
Utilization - Active fleet	79.8%	87.6%	84.5%	80.1%	83.8%

Average day rates	$12,877	$12,777	$12,197	$11,661	$11,148

Vessels commencing drydocks	11	4	6	4	3

Deferred drydocking and survey costs - beginning balance	$31,423	$21,792	$24,159	$23,089	$23,690
Cash paid for deferred drydocking and survey costs	8,191	13,464	1,328	4,764	2,737
Amortization of deferred drydocking and survey costs	(4,259)	(3,833)	(3,695)	(3,694)	(3,338)
Disposals, intersegment transfers and other	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$35,355	$31,423	$21,792	$24,159	$23,089

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Europe/Mediterranean
Vessel revenues	$99,280	$78,205	$84,109	$85,325	$83,266

Vessel operating costs:
Crew costs	29,342	27,111	26,993	28,818	27,085
Repair and maintenance	5,736	6,711	8,458	7,279	7,058
Insurance	417	848	827	827	761
Fuel, lube and supplies	2,153	3,147	3,171	3,924	3,461
Other	6,187	4,738	5,180	4,974	4,351
Total vessel operating costs	43,835	42,555	44,629	45,822	42,716

Vessel operating margin ($)	55,445	35,650	39,480	39,503	40,550
Vessel operating margin (%)	55.8%	45.6%	46.9%	46.3%	48.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	50	50	51	50
Utilization - Total fleet	93.3%	84.9%	85.3%	83.9%	85.8%

Average vessels - Active fleet	50	50	50	51	50
Utilization - Active fleet	93.3%	84.9%	85.3%	83.9%	85.8%

Average day rates	$23,275	$20,405	$21,249	$21,484	$20,950

Vessels commencing drydocks	1	6	4	8	8

Deferred drydocking and survey costs - beginning balance	$41,011	$38,431	$41,637	$34,779	$27,260
Cash paid for deferred drydocking and survey costs	1,811	8,786	3,554	12,225	11,584
Amortization of deferred drydocking and survey costs	(6,919)	(6,206)	(6,126)	(5,367)	(4,065)
Disposals, intersegment transfers and other	(332)	—	(634)	—	—
Deferred drydocking and survey costs - ending balance	$35,571	$41,011	$38,431	$41,637	$34,779

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

West Africa
Vessel revenues	$82,909	$106,112	$107,299	$95,324	$88,838

Vessel operating costs:
Crew costs	18,662	18,951	19,010	19,488	19,265
Repair and maintenance	5,745	4,607	4,536	4,589	4,648
Insurance	353	762	717	730	659
Fuel, lube and supplies	5,700	4,808	4,552	4,722	4,498
Other	8,064	6,927	6,170	5,923	7,148
Total vessel operating costs	38,524	36,055	34,985	35,452	36,218

Vessel operating margin ($)	44,385	70,057	72,314	59,872	52,620
Vessel operating margin (%)	53.5%	66.0%	67.4%	62.8%	59.2%

West Africa - Select operating statistics
Average vessels - Total fleet	69	71	70	68	67
Utilization - Total fleet	57.6%	68.8%	69.8%	69.2%	72.9%

Average vessels - Active fleet	65	65	70	68	66
Utilization - Active fleet	61.6%	75.0%	69.8%	69.2%	73.6%

Average day rates	$23,035	$24,244	$24,038	$22,044	$20,093

Vessels commencing drydocks	4	7	1	5	4

Deferred drydocking and survey costs - beginning balance	$54,639	$50,760	$50,088	$44,942	$37,615
Cash paid for deferred drydocking and survey costs	10,222	10,481	8,337	9,416	14,970
Amortization of deferred drydocking and survey costs	(8,461)	(8,417)	(8,115)	(6,949)	(5,724)
Disposals, intersegment transfers and other	(737)	1,815	450	2,679	(1,919)
Deferred drydocking and survey costs - ending balance	$55,663	$54,639	$50,760	$50,088	$44,942

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Worldwide
Vessel revenues	$336,858	$330,699	$343,463	$338,485	$337,003

Vessel operating costs:
Crew costs	99,476	97,113	99,985	107,708	106,231
Repair and maintenance	23,937	21,954	26,731	25,554	24,743
Insurance	1,640	3,034	2,857	2,965	2,625
Fuel, lube and supplies	15,107	14,378	15,278	17,213	15,562
Other	27,194	28,500	25,533	25,214	27,352
Total vessel operating costs	167,354	164,979	170,384	178,654	176,513

Vessel operating margin ($)	169,504	165,720	173,079	159,831	160,490
Vessel operating margin (%)	50.3%	50.1%	50.4%	47.2%	47.6%

Worldwide - Select operating statistics
Average vessels - Total fleet	216	217	216	216	217
Utilization - Total fleet	74.1%	76.0%	77.6%	76.2%	80.5%

Average vessels - Active fleet	210	210	216	216	216
Utilization - Active fleet	76.4%	78.4%	77.7%	76.2%	80.7%

Average day rates	$23,166	$22,303	$22,236	$22,275	$21,130

Vessels commencing drydocks	19	24	12	23	20

Deferred drydocking and survey costs - beginning balance	$169,326	$152,550	$160,944	$148,657	$128,639
Cash paid for deferred drydocking and survey costs	23,738	43,339	17,674	35,483	40,083
Amortization of deferred drydocking and survey costs	(27,405)	(26,418)	(25,884)	(23,196)	(20,065)
Disposals, intersegment transfers and other	—	(145)	(184)	—	—
Deferred drydocking and survey costs - ending balance	$165,659	$169,326	$152,550	$160,944	$148,657

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Net income	$72,702	$42,320	$36,619	$45,991	$49,917

Interest and other debt costs	16,442	16,344	16,742	17,622	19,127
Income tax expense	5,584	26,109	16,376	12,883	7,887
Depreciation	36,909	39,014	38,736	39,239	39,380
Amortization of deferred drydock and survey costs	27,405	26,418	25,884	23,196	20,065
Amortization of below market contracts	(347)	(351)	(1,071)	(1,073)	(1,650)
EBITDA (A), (B), (C)	158,695	149,854	133,286	137,858	134,726

Non-cash indemnification assets charge (credit)	(112)	834	242	553	1,556
Non-cash stock compensation expense	4,057	3,491	3,886	3,569	3,460
Acquisition, restructuring and integration related costs	340	—	978	581	—
Adjusted EBITDA (A), (B), (C)	$162,980	$154,179	$138,392	$142,561	$139,742

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended June 30, 2025, and for each of the prior four quarters includes non-cash stock-based compensation expense of $4,057, $3,491, $3,886, $3,569 and $3,460 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2025, and for each of the prior four quarters includes foreign exchange gain (losses) of $11,703, $7,569, $(14,337), $5,522 and $(2,376) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge, non-cash stock-based compensation expense and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024

Net cash provided by operating activities (A)	$85,433	$85,973	$91,303	$49,136	$78,645

Cash interest expense	11,994	17,505	12,816	23,535	14,925
Interest income and other	(2,103)	(2,157)	(2,697)	(1,028)	(1,175)
Indemnification assets credit (charge)	112	(834)	(242)	(553)	(1,556)
Additions to property and equipment	(5,226)	(10,266)	(4,534)	(5,712)	(6,392)
Expansion capital	3	27	63	55	66
	90,213	90,248	96,709	65,433	84,513

Proceeds from asset sales	7,328	4,416	10,316	1,557	3,056

Free cash flow	$97,541	$94,664	$107,025	$66,990	$87,569

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(9,763)	$17,110	$8,846	$(27,812)	$7,818
Cash paid for deferred drydock and survey costs	(23,738)	(43,339)	(17,674)	(35,483)	(40,083)
Total uses of cash for changes in assets and liabilities	$(33,501)	$(26,229)	$(8,828)	$(63,295)	$(32,265)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.